UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

September 17, 2009	(September 11, 2009)
Date of Report	(Date of earliest event reported)
FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-32421	58-23420 21
( State or other jurisdiction of incorporation )	( Commission File Number )	( IRS Employer Identification No. )

420 Lexington Avenue, Suite 1718, New York, NY 10170
( Address of principal executive offices, including zip code )

Registrant's telephone number, including area code: (212) 201-2400

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act [17 CFR 240.14d-2(b)]
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act [17 CFR 240.13e-4(c)]

Item 1.01     Entry into a Material Definitive Agreement.

On September 11, 2009, West End Special Opportunity Fund II, LP, a shareholder of Fusion Telecommunications International Inc., (the "Company"), converted an aggregate $2,695,158.91 of its collateralized security interest due to them by the Company for certain outstanding promissory notes and accrued but unpaid interest as evidenced by seventeen (17) promissory notes originally issued October 22, 2008 (further amended October 31, 2008, December 31, 2008 and March 31, 2009), November 17, 2008, December 12, 2008, December 22, 2008, December 24, 2008, January 5, 2009, January 14, 2009, January 30, 2009, February 6, 2009, February 20, 2009, March 13, 2009, March 19, 2009, April 3, 2009, April 8, 2009, April 10, 2009, April 13, 2009 and April 27, 2009,  into an aggregate of 14,973,106 shares of the Company's Common Stock. The amount of shares of Common Stock was determined by the market closing price of the Company's stock on the business day prior to this conversion.

 Item 3.02 Unregistered Sales of Equity Securities and Use of Proceeds.

On September 4, 2009, the Company entered into a subscription agreement with one (1) accredited investor for the sale of 250,000 shares of Common Stock and five-year Warrants to purchase 75,076 shares of Common Stock, in consideration for $25,000. Each warrant is exercisable at $0.12 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before the closing. The proceeds from this sale are or will be used primarily for general corporate purposes. The Form of Subscription and Rights Agreement and the Form of Common Stock Purchase Warrant used for this transaction is incorporated by reference and filed as Exhibits 99.1 and 99.2 to this report.

On September  10, 2009, the Company entered into a subscription agreement with one (1) accredited investor for the sale of 166,667 shares of Common Stock and five-year Warrants to purchase 50,051 shares of Common Stock, in consideration for $20,000. Each warrant is exercisable at $0.14 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before the closing. The proceeds from this sale are or will be used primarily for general corporate purposes. The Form of Subscription and Rights Agreement and the Form of Common Stock Purchase Warrant used for this transaction is incorporated by reference and filed as Exhibits 99.1 and 99.2 to this report.

On September 14, 2009, the Company entered into a subscription agreement with two (2) accredited investor for the sale of 176,472 shares of Common Stock and five-year Warrants to purchase 52,995 shares of Common Stock, in consideration for an aggregate $30,000. Each warrant is exercisable at $0.20 per share, which is equal to 120% of the closing price of the Company’s Common Stock on the business day before the closing. The proceeds from this sale are or will be used primarily for general corporate purposes. The Form of Subscription and Rights Agreement and the Form of Common Stock Purchase Warrant used for this transaction is incorporated by reference and filed as Exhibits 99.1 and 99.2 to this report.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

99.1	Form of Subscription and Rights Agreement (incorporated by reference to Exhibit 10.3 to the Form 8-K Registrant’s filed with the Securities Exchange Commission on October 6, 2008).
99.2	Form of Common Stock Purchase Warrant (incorporated by reference to Exhibit 10.4 to the Registrant’s Form 8-K filed with the Securities Exchange Commission on October 6, 2008).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

By: /s/ BARBARA HUGHES
Barbara Hughes
September 17, 2009	as Chief Financial Officer